UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 15, 2005


                                ERF Wireless Inc.
                                -----------------
             (Exact name of registrant as specified in its charter)


          Nevada                     000-27467                 76-0196431
          ------                     ---------                 ----------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)           Identification No.)


         2911 South Shore Boulevard, Suite 100, League City, Texas 77573
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (281) 538-2101
                                 --------------
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

  (d)(1) On August 15, 2005, ERF Wireless Inc. (the "Company") appointed Mr. John Adrian Burns to its board of directors to serve until the next annual meeting of the stockholders.

     (2) The Company currently compensates directors for their services as directors with 2,000 shares of common stock for each regularly scheduled board of directors meeting. In addition, a fee of 1,000 shares of common stock is paid to all directors for each special telephone board meeting called by the chairman of the board. Each director also receives options to purchase 25,000 shares of common stock at 115% of the Company's common stock closing stock price on the day that the director officially becomes a director and annually thereafter provided that the director remains a director on the anniversary date.

     (3) Mr. John Adrian Burns (age 53) joined ERF Wireless on August 15, 2005, as a director and as chairman and chief executive officer of subsidiary ERF Enterprise Network Services Inc. Prior to joining ERF Wireless, Mr. Burns had been founder, chairman of the board, chief executive officer and president of Skyvue USA and of FundsXpress. While at FundsXpress, he raised over $80 million to develop and set up production of one of the leading Internet banking companies in America, providing services to over 500 financial institutions. Mr. Burns was endorsed by 28 state banking associations and in 2000 received the 5 Star Award for being the outstanding bank service provider from the Independent Bankers Association of Texas. Mr. Burns also co-founded and managed Mesa Systems Inc., a systems integration and consulting company (1989-1995); was president of American Microelectronics Inc., a computer component manufacturing company owned by a publicly traded company (1988-1989); and was a partner in the Sendero RE Group, a financing and high-technology consulting firm based in Austin, Texas (1985-1987). From 1976 to 1985, Mr. Burns was co-founder and president of Balcones Computer Corporation, a company that designed computers, software, and other advanced technology products for the State of Texas, Digital Equipment Corporation, Xerox Corporation, Ford Motor Company and other companies. Mr. Burns is a past president of the Advisory Board of the Liberal Arts and Science Academy of Austin where, in 1998, he was recognized as the Volunteer of the Year for the nationally acclaimed Austin Adopt-a-School program. Mr. Burns holds a BBA in Finance from the University of Texas at Austin (1974).

Item 9.01.  Financial Statements and Exhibits

     (a)    Financial Statements of Business Acquired.

            Inapplicable.

     (b)    Pro Forma Financial Information.

            Inapplicable.

     (c)    Exhibits

         Exhibit Number       Exhibit Description
         --------------       -------------------

             99.1 Press Release dated August 19, 2005, announcing completion of acquisition of wireless broadband banking business and addition of John Adrian Burns to the board of directors of ERF Wireless Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 19, 2005

                                /s/ R. Greg Smith
                                -----------------------
                                R. Greg Smith
                                Chief Executive Officer